SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   June 16, 2003
                                                             -------------------



                                  E-LOAN, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                      001-25621                 77-0460084
.................................................................................
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                94568
.................................................................................
  (Address of Principal Executive Offices)                   (Zip Code)



                                 (925) 241-2400
.................................................................................
              (Registrant's Telephone Number, Including Area Code)



.................................................................................
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  EXHIBITS

Exhibit 99.1 Press Release dated June 16, 2003, entitled "E-LOAN Raises Q2 and FY 2003 Financial Guidance."


ITEM 9.  REGULATION FD DISCLOSURE.

On June 16, 2003, E-LOAN, Inc. (the "Company") issued a press release announcing that it expected to exceed its financial guidance for the second quarter and full year 2003 (the "Release"). A copy of the Release is attached as Exhibit
99.1 to this Report and is incorporated herein by reference. The information, furnished under "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition," in accordance with Securities and Exchange Commission Release No. 33-8216.

The information in this report is being furnished, not filed, pursuant to Item 9 and Item 12 of Form 8-K. Accordingly, the information in Item 9 and Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SAFE HARBOR STATEMENT

Statements contained in the exhibits to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                                            E-LOAN, INC.


Date:  June 20, 2003                      By:  /s/  MATTHEW ROBERTS
                                          --------------------------------------
                                               Matthew Roberts
                                               Chief Financial Officer

                                  EXHIBIT INDEX

    EXHIBIT NO.     DESCRIPTION                                         PAGE NO.
    -----------     -----------                                         --------

       99.1         Press Release dated June 16, 2003, entitled          99.1-1
                    "E-LOAN Raises Q2 and FY 2003 Financial Guidance."